Exhibit 10.1
FIRST AMENDMENT TO PROMISSORY NOTE

This First Amendment to Promissory Note (the “Amendment”) is made effective as of the 20th day of August, 2019, by OAKTREE REAL ESTATE INCOME TRUST, INC., a Maryland corporation (the “Borrower”), and OAKTREE FUND GP I, L.P., a Delaware limited partnership (together with its successors and assigns, the “Lender”). All capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

WHEREAS, Borrower and Lender are parties to that certain Promissory Note dated as of April 11, 2019 (as amended, the “Note”), providing for an unsecured, uncommitted line of credit in a maximum aggregate principal amount of $150 million; and

WHEREAS, in light of current interest rates offered in the market, the parties desire to amend the Note to reduce the rate at which borrowings under the Note bear interest from LIBOR plus 3.25% per annum to LIBOR plus 2.50% per annum.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.	The words “LIBOR plus 3.25%” in the second paragraph of the Note are hereby deleted and replaced with “LIBOR plus 2.50%”.

2.	Except as otherwise amended hereby, the Note shall remain unmodified and in full force and effect.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be effective as of the date first written above.

BORROWER:

OAKTREE REAL ESTATE INCOME TRUST, INC.

By:	/s/ Manish Desai
Name:	Manish Desai
Title:	President

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Chief Securities Counsel and Secretary

LENDER:

OAKTREE FUND GP I, L.P.

By:	/s/ Manish Desai
Name:	Manish Desai
Title:	Authorized Signatory

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory